BAS was the affiliated party involved in the
underwriting of all the following securities.
Fund Series	                                   Fund
Stein Roe Variable Insurance Trust	Liberty Asset Allocation Fund VS
Stein Roe Variable Insurance Trust	Liberty Asset Allocation Fund VS
Stein Roe Variable Insurance Trust	Liberty Asset Allocation Fund VS
Stein Roe Variable Insurance Trust	Liberty Asset Allocation Fund VS
Stein Roe Variable Insurance Trust	Liberty Asset Allocation Fund VS
Stein Roe Variable Insurance Trust	Liberty Asset Allocation Fund VS
Stein Roe Variable Insurance Trust	LIBERTY ASSET ALLOCATION FUND VS
Stein Roe Variable Insurance Trust	LIBERTY ASSET ALLOCATION FUND VS
Stein Roe Variable Insurance Trust	LIBERTY ASSET ALLOCATION FUND VS
Stein Roe Variable Insurance Trust	LIBERTY ASSET ALLOCATION FUND VS
Stein Roe Variable Insurance Trust	LIBERTY ASSET ALLOCATION FUND VS

Fund	                                          Broker
Liberty Asset Allocation Fund VS	Deutsche Bank
Liberty Asset Allocation Fund VS	Lehman Brothers
Liberty Asset Allocation Fund VS	Goldman Sachs
Liberty Asset Allocation Fund VS	Credit Suisse
Liberty Asset Allocation Fund VS	Deutsche Bank
Liberty Asset Allocation Fund VS	Lehman Brothers
LIBERTY ASSET ALLOCATION FUND VS	CITIGROUP GLOBAL MARKETS/SALOMON BRO
LIBERTY ASSET ALLOCATION FUND VS	CITIGROUP GLOBAL MARKETS/SALOMON BRO
LIBERTY ASSET ALLOCATION FUND VS	CITIGROUP GLOBAL MARKETS/SALOMON BRO
LIBERTY ASSET ALLOCATION FUND VS	CITIGROUP GLOBAL MARKETS/SALOMON BRO
LIBERTY ASSET ALLOCATION FUND VS	"WACHOVIA CAPITAL MARKETS, LLC"

Fund	                                       Security
Liberty Asset Allocation Fund VS	Sungard Data Systems Inc 9.125% '13
Liberty Asset Allocation Fund VS	L-3 Communications Corp 6.375% '15
Liberty Asset Allocation Fund VS	FTI Consulting 7.625% '13
Liberty Asset Allocation Fund VS	CS First Boston
Liberty Asset Allocation Fund VS	Strategic Hotel Capital
Liberty Asset Allocation Fund VS	Amerisource Bergen Corp 5.625% '12
LIBERTY ASSET ALLOCATION FUND VS	CROWN AMERICAS INC 7.75% '15
LIBERTY ASSET ALLOCATION FUND VS	XL CAPITAL LTD. COMMON
LIBERTY ASSET ALLOCATION FUND VS	XL CAPITAL LTD. CONV PREF
LIBERTY ASSET ALLOCATION FUND VS	CMS ENERGY CORP. 6.875% 12/15/05
LIBERTY ASSET ALLOCATION FUND VS	ATLAS PIPELINE 8.125% 12/15/15

Fund	                               Trade Date	Quantity
Liberty Asset Allocation Fund VS	7/27/2005	"15,000"
Liberty Asset Allocation Fund VS	7/27/2005	"15,000"
Liberty Asset Allocation Fund VS	7/28/2005	"20,000"
Liberty Asset Allocation Fund VS	8/10/2005	"350,000"
Liberty Asset Allocation Fund VS	8/11/2005	"1,212"
Liberty Asset Allocation Fund VS	9/8/2005	"40,000"
LIBERTY ASSET ALLOCATION FUND VS	11/8/2005	"40,000"
LIBERTY ASSET ALLOCATION FUND VS	12/6/2005	607
LIBERTY ASSET ALLOCATION FUND VS	12/6/2005	"1,578"
LIBERTY ASSET ALLOCATION FUND VS	12/8/2005	"10,000"
LIBERTY ASSET ALLOCATION FUND VS	12/15/2005	"15,000"

Fund	                                 Price 	         Amount
Liberty Asset Allocation Fund VS	100.00	        "15,000"
Liberty Asset Allocation Fund VS	99.09	        "14,864"
Liberty Asset Allocation Fund VS	100.00	        "20,000"
Liberty Asset Allocation Fund VS	99.99	       "349,965"
Liberty Asset Allocation Fund VS	17.95	        "21,755"
Liberty Asset Allocation Fund VS	99.50	        "39,800"
LIBERTY ASSET ALLOCATION FUND VS	100.00000	"40,000"
LIBERTY ASSET ALLOCATION FUND VS	$65.00	       "184,730"
LIBERTY ASSET ALLOCATION FUND VS	$25.00	       "116,400"
LIBERTY ASSET ALLOCATION FUND VS	100.00000	"10,000"
LIBERTY ASSET ALLOCATION FUND VS	100.00000	"15,000"